UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017
Columbia Real Estate Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Real Estate Equity Fund   |  Annual Report 2017

Columbia Real Estate Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Portfolio management
Arthur Hurley, CFA
Manager
Managed Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	5.07	8.15	6.76
	Including sales charges		-0.99	6.87	6.13
Advisor Class*		11/08/12	5.37	8.43	7.02
Class C	Excluding sales charges	10/13/03	4.28	7.36	5.96
	Including sales charges		3.37	7.36	5.96
Institutional Class		04/01/94	5.32	8.43	7.02
Institutional 2 Class*		03/07/11	5.48	8.58	7.11
Institutional 3 Class*		03/01/17	5.51	8.47	7.04
Class K*		03/07/11	5.20	8.32	6.91
Class R*		09/27/10	4.81	7.89	6.42
Class T*	Excluding sales charges	09/27/10	5.07	8.15	6.77
	Including sales charges		2.47	7.60	6.51
FTSE NAREIT Equity REITs Index			5.23	9.46	7.44
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The FTSE NAREIT Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Real Estate Equity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at December 31, 2017)
Simon Property Group, Inc.	8.1
Digital Realty Trust, Inc.	6.3
SL Green Realty Corp.	5.2
Essex Property Trust, Inc.	5.2
Equity LifeStyle Properties, Inc.	5.1
Alexandria Real Estate Equities, Inc.	4.7
Invitation Homes, Inc.	4.6
American Homes 4 Rent, Class A	4.5
ProLogis, Inc.	4.3
AvalonBay Communities, Inc.	3.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2017)
Real Estate
Health Care REITs	5.5
Hotel & Resort REITs	5.7
Industrial REITs	7.4
Office REITs	18.0
Residential REITs	26.2
Retail REITs	11.8
Specialized REITs	25.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Real Estate Equity Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class A shares returned 5.07% excluding sales charges. The Fund modestly underperformed its benchmark, the FTSE NAREIT Equity REITS Index, which returned 5.23% for the same period. Stock selection overall detracted from the Fund’s performance during the period, while sector allocation decisions as a whole contributed positively.
Real estate market lagged broad U.S. equity market amid rising interest rates
While producing solid absolute gains, the U.S. real estate market, as measured by the benchmark, significantly lagged the broad U.S. equity market, as measured by the S&P 500 Index, during the period.
Economic data and financial results during the period substantiated the persistent and widespread expectations of a slowdown in earnings growth for real estate investments trusts (REITs). Broadly speaking, interest rates and the movement of U.S. Treasury yields tend to significantly affect returns on the REIT industry over shorter periods of time. This is because of REITs’ dependence on debt for business operations coupled with investors’ tendency to consider REITs as bond substitutes due to the high and consistent dividend-paying nature of REITs. As such, three interest rate hikes by the Federal Reserve (the Fed) during the annual period — in March, June and December 2017 — weighed on the returns of REITs overall. That said, the REIT market, as measured by the benchmark, was still able to produce positive absolute returns and continued to offer an attractive growing dividend.
Positioning in office sub-sector hurt Fund results
Both stock selection and allocation positioning in the office sub-sector were the primary detractors to the Fund’s relative results during the period. Stock selection in the specialty, single family home, shopping center and apartment sub-sectors also detracted. Having an overweight allocation to the self-storage sub-sector, which lagged the benchmark during the period, and having underweight allocations to the industrial and specialty sub-sectors, both of which significantly outpaced the benchmark during the period, further dampened the Fund’s performance.
Among individual holdings, the biggest disappointments were Mack-Cali Realty and Brixmor Property Group. Mack-Cali Realty owns and manages office properties primarily in the Northeast and also develops new, state-of-the-art, multi-family communities primarily in high growth urban markets. The company’s stock was negatively affected during the period by soft results from the New Jersey waterfront, where Mack-Cali Realty has significant exposure. Brixmor Property Group owns and operates more than 500 grocery-anchored community and neighborhood shopping centers in the U.S. The company’s occupancy declined during the period, largely driven by lower anchor occupancy given the negative impact of store closures, including those of Gordman’s, hhgregg, The Sports Authority, Payless, Radio Shack and Rue 21. In our view, Brixmor Property Group’s weak performance also likely reflected investor concerns regarding both its exposure to secondary markets and the potential for further deterioration in occupancy, leading to lowered guidance.
Exposure to infrastructure properties aided results most
From a REIT industry perspective, the Fund’s results were helped most by having exposure to infrastructure, including cell tower, properties, which are not a component of the benchmark, but which outpaced the Index the period. Having overweight allocations to the manufactured home, data center and single family home sub-sectors, which each posted robust double-digit gains during the period, also helped. Having underweight allocation to the health care and regional mall sub-sectors and no exposure to the diversified sub-sector, each of which lagged the benchmark during the period, further boosted the Fund’s relative results. Effective stock selection in the lodging/resorts, free standing, regional mall and self-storage sub-sectors added value as well.
Among individual holdings, Equity LifeStyle Properties and American Tower were standout performers. Equity LifeStyle Properties is an owner and operator of lifestyle-oriented properties, consisting primarily of manufactured home communities and recreational vehicle resorts and campgrounds. During the period, the company’s business drove steady and rather stable cash flows. Further, manufactured home core occupancy was near historic highs, and core base rental income grew. The company’s estimate of Hurricane Irma-related losses was less than the market expected and, for the most part, damage expenses were covered by insurance. American Tower, which is not a component of the benchmark, owns, operates and develops multi-tenant communications real estate. During the period, the company experienced low double-digit growth in
4	Columbia Real Estate Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Latin America. Also, in Asia, market expectations were high after the company agreed to acquire 20,000 additional cell sites in India from Vodafone and Idea. This transaction set up American Tower for future growth, as it secured preferential rights to new business commencements.
Shifting market conditions and bottom-up stock selection drove portfolio changes
During the period, we increased the Fund’s weightings relative to the benchmark in the data centers, office, apartment, manufactured home, single family home, free standing and lodging/resorts sub-sectors. We decreased the Fund’s weightings relative to the benchmark in the health care, self-storage, industrial, and shopping center sub-sectors during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Real Estate Equity Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.90	1,018.55	6.43	6.44	1.28
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,016.50	1,019.75	5.23	5.24	1.04
Class C	1,000.00	1,000.00	1,011.10	1,014.81	10.18	10.20	2.03
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,016.20	1,019.80	5.18	5.19	1.03
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,016.90	1,020.44	4.53	4.53	0.90
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,017.10	1,020.64	4.32	4.33	0.86
Class K	1,000.00	1,000.00	1,015.60	1,019.20	5.78	5.79	1.15
Class R	1,000.00	1,000.00	1,013.70	1,017.30	7.68	7.70	1.53
Class T (formerly Class W)	1,000.00	1,000.00	1,014.90	1,018.55	6.43	6.44	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Real Estate Equity Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.2%
Issuer	Shares	Value ($)
Real Estate 99.2%
Equity Real Estate Investment Trusts (REITS) 99.2%
Health Care REITs 5.5%
Healthcare Trust of America, Inc., Class A	268,763	8,073,640
Ventas, Inc.	182,701	10,963,887
Total		19,037,527
Hotel & Resort REITs 5.7%
Host Hotels & Resorts, Inc.	493,889	9,803,697
Pebblebrook Hotel Trust	112,895	4,196,307
Sunstone Hotel Investors, Inc.	341,919	5,651,921
Total		19,651,925
Industrial REITs 7.4%
First Industrial Realty Trust, Inc.	340,761	10,723,749
ProLogis, Inc.	229,294	14,791,756
Total		25,515,505
Office REITs 17.8%
Alexandria Real Estate Equities, Inc.	123,545	16,133,742
Boston Properties, Inc.	13,758	1,788,953
Corporate Office Properties Trust	338,975	9,898,070
Highwoods Properties, Inc.	258,430	13,156,671
Mack-Cali Realty Corp.	129,769	2,797,820
SL Green Realty Corp.	178,793	18,045,577
Total		61,820,833
Residential REITs 26.0%
American Homes 4 Rent, Class A	706,530	15,430,615
AvalonBay Communities, Inc.	75,223	13,420,535
Equity LifeStyle Properties, Inc.	198,374	17,659,254
Equity Residential	101,600	6,479,032
Essex Property Trust, Inc.	73,825	17,819,140
Invitation Homes, Inc.	677,817	15,976,147
Sun Communities, Inc.	37,800	3,507,084
Total		90,291,807
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 11.6%
DDR Corp.	270,487	2,423,563
Getty Realty Corp.	75,343	2,046,316
GGP, Inc.	214,600	5,019,494
Macerich Co. (The)	44,700	2,935,896
Simon Property Group, Inc.	163,044	28,001,177
Total		40,426,446
Specialized REITs 25.2%
American Tower Corp.	25,420	3,626,671
Coresite Realty Corp.	70,487	8,028,469
Crown Castle International Corp.	51,500	5,717,015
CubeSmart	290,623	8,404,817
Digital Realty Trust, Inc.	189,514	21,585,645
EPR Properties	135,190	8,849,538
Equinix, Inc.	28,191	12,776,725
Extra Space Storage, Inc.	91,000	7,957,950
Four Corners Property Trust, Inc.	299,608	7,699,926
Outfront Media, Inc.	115,952	2,690,086
Total		87,336,842
Total Equity Real Estate Investment Trusts (REITS)		344,080,885
Total Real Estate		344,080,885
Total Common Stocks (Cost: $235,841,577)		344,080,885

Money Market Funds 0.3%

Columbia Short-Term Cash Fund, 1.350%(a),(b)	1,221,320	1,221,320
Total Money Market Funds (Cost: $1,221,259)		1,221,320
Total Investments (Cost $237,062,836)		345,302,205
Other Assets & Liabilities, Net		1,654,827
Net Assets		$346,957,032

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	3,091,527	115,756,951	(117,627,158)	1,221,320	(412)	61	28,641	1,221,320
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Real Estate Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Real Estate	344,080,885	—	—	—	344,080,885
Money Market Funds	—	—	—	1,221,320	1,221,320
Total Investments	344,080,885	—	—	1,221,320	345,302,205
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2017	9

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$235,841,577
Investments in affiliated issuers, at cost	1,221,259
Investments in unaffiliated issuers, at value	344,080,885
Investments in affiliated issuers, at value	1,221,320
Cash	1,572
Receivable for:
Capital shares sold	71,259
Dividends	2,098,165
Prepaid expenses	1,866
Trustees’ deferred compensation plan	76,138
Other assets	2,859
Total assets	347,554,064
Liabilities
Payable for:
Capital shares purchased	400,397
Management services fees	7,145
Distribution and/or service fees	1,036
Transfer agent fees	48,475
Plan administration fees	20
Compensation of board members	784
Compensation of chief compliance officer	43
Audit fees	31,021
Other expenses	31,973
Trustees’ deferred compensation plan	76,138
Total liabilities	597,032
Net assets applicable to outstanding capital stock	$346,957,032
Represented by
Paid in capital	227,301,712
Excess of distributions over net investment income	(71,519)
Accumulated net realized gain	11,487,470
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	108,239,308
Investments - affiliated issuers	61
Total - representing net assets applicable to outstanding capital stock	$346,957,032
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Real Estate Equity Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
Class A
Net assets	$84,557,358
Shares outstanding	6,030,071
Net asset value per share	$14.02
Maximum offering price per share(a)	$14.88
Advisor Class(b)
Net assets	$539,038
Shares outstanding	37,646
Net asset value per share	$14.32
Class C
Net assets	$13,222,427
Shares outstanding	943,103
Net asset value per share	$14.02
Institutional Class(c)
Net assets	$167,023,291
Shares outstanding	11,884,384
Net asset value per share	$14.05
Institutional 2 Class(d)
Net assets	$8,368,400
Shares outstanding	597,341
Net asset value per share	$14.01
Institutional 3 Class(e)
Net assets	$66,446,098
Shares outstanding	4,695,122
Net asset value per share	$14.15
Class K
Net assets	$48,187
Shares outstanding	3,424
Net asset value per share	$14.07
Class R
Net assets	$6,734,583
Shares outstanding	480,738
Net asset value per share	$14.01
Class T(f)
Net assets	$17,650
Shares outstanding	1,258
Net asset value per share	$14.03
Maximum offering price per share(g)	$14.39

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$12,206,434
Dividends — affiliated issuers	28,641
Total income	12,235,075
Expenses:
Management services fees	3,484,436
Distribution and/or service fees
Class A	245,000
Class B(a)	3,010
Class C	152,136
Class R	36,081
Class T(b)	51
Transfer agent fees
Class A	201,119
Advisor Class(c)	791
Class B(a)	637
Class C	31,224
Class I(d)	3,038
Institutional Class(e)	494,115
Institutional 2 Class(f)	5,193
Institutional 3 Class(g),(h)	6,357
Class K	33
Class R	14,802
Class T(b)	41
Plan administration fees
Class K	132
Compensation of board members	25,495
Custodian fees	6,478
Printing and postage fees	90,125
Registration fees	128,847
Audit fees	37,915
Legal fees	12,857
Compensation of chief compliance officer	197
Other	39,911
Total expenses	5,020,021
Expense reduction	(1,261)
Total net expenses	5,018,760
Net investment income	7,216,315
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	61,476,389
Investments — affiliated issuers	(412)
Foreign currency translations	(380)
Net realized gain	61,475,597
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(44,551,318)
Investments — affiliated issuers	61
Foreign currency translations	511
Net change in unrealized appreciation (depreciation)	(44,550,746)
Net realized and unrealized gain	16,924,851
Net increase in net assets resulting from operations	$24,141,166

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Real Estate Equity Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017 (a)	Year Ended December 31, 2016
Operations
Net investment income	$7,216,315	$8,701,945
Net realized gain	61,475,597	18,520,407
Net change in unrealized appreciation (depreciation)	(44,550,746)	(222,161)
Net increase in net assets resulting from operations	24,141,166	27,000,191
Distributions to shareholders
Net investment income
Class A	(1,353,329)	(1,775,019)
Advisor Class(b)	(6,577)	(12,522)
Class B(c)	(1,844)	(7,033)
Class C	(103,837)	(129,575)
Class I(d)	(846,436)	(1,097,863)
Institutional Class(e)	(3,796,229)	(5,419,315)
Institutional 2 Class(f)	(151,405)	(149,995)
Institutional 3 Class(g)	(884,793)	—
Class K	(824)	(860)
Class R	(83,841)	(108,474)
Class T(h)	(286)	(372)
Net realized gains
Class A	(10,526,113)	(3,478,726)
Advisor Class(b)	(62,694)	(11,679)
Class B(c)	(2,570)	(24,338)
Class C	(1,651,152)	(514,836)
Class I(d)	—	(2,409,002)
Institutional Class(e)	(21,078,042)	(9,083,460)
Institutional 2 Class(f)	(1,019,711)	(245,608)
Institutional 3 Class(g)	(8,826,977)	—
Class K	(5,873)	(1,583)
Class R	(824,484)	(255,162)
Class T(h)	(2,340)	(708)
Total distributions to shareholders	(51,229,357)	(24,726,130)
Increase (decrease) in net assets from capital stock activity	(187,394,570)	47,051,938
Total increase (decrease) in net assets	(214,482,761)	49,325,999
Net assets at beginning of year	561,439,793	512,113,794
Net assets at end of year	$346,957,032	$561,439,793
Excess of distributions over net investment income	$(71,519)	$(58,053)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Real Estate Equity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017 (a)		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	492,431	7,648,846	1,235,519	19,854,183
Distributions reinvested	793,942	11,366,068	325,862	5,079,499
Redemptions	(2,791,207)	(43,044,981)	(2,075,400)	(32,211,249)
Net decrease	(1,504,834)	(24,030,067)	(514,019)	(7,277,567)
Advisor Class(d)
Subscriptions	23,544	374,807	90,439	1,518,563
Distributions reinvested	4,735	68,861	1,494	24,063
Redemptions	(17,988)	(282,491)	(87,888)	(1,407,431)
Net increase	10,291	161,177	4,045	135,195
Class B(b)
Subscriptions	857	13,130	1,536	25,138
Distributions reinvested	280	4,389	1,990	31,106
Redemptions (c)	(48,255)	(755,254)	(36,422)	(565,414)
Net decrease	(47,118)	(737,735)	(32,896)	(509,170)
Class C
Subscriptions	42,906	658,464	152,795	2,449,563
Distributions reinvested	115,126	1,642,156	37,445	581,592
Redemptions	(318,729)	(4,942,549)	(297,305)	(4,665,971)
Net decrease	(160,697)	(2,641,929)	(107,065)	(1,634,816)
Class I(e)
Subscriptions	1,798,542	27,825,117	7,123,904	110,828,272
Distributions reinvested	55,285	846,414	225,697	3,490,527
Redemptions	(8,901,018)	(137,156,701)	(2,471,506)	(39,289,320)
Net increase (decrease)	(7,047,191)	(108,485,170)	4,878,095	75,029,479
Institutional Class(f)
Subscriptions	1,941,003	29,946,228	1,989,196	31,510,444
Distributions reinvested	1,544,658	22,154,289	509,362	7,958,554
Redemptions	(11,180,435)	(173,827,083)	(3,750,495)	(59,004,143)
Net decrease	(7,694,774)	(121,726,566)	(1,251,937)	(19,535,145)
Institutional 2 Class(g)
Subscriptions	237,811	3,730,587	177,417	2,824,503
Distributions reinvested	81,774	1,170,685	25,416	395,454
Redemptions	(280,867)	(4,381,403)	(108,798)	(1,676,955)
Net increase	38,718	519,869	94,035	1,543,002
Institutional 3 Class(e),(h)
Subscriptions	14,103,481	219,175,993	—	—
Distributions reinvested	131,025	1,927,053	—	—
Redemptions	(9,539,384)	(150,290,817)	—	—
Net increase	4,695,122	70,812,229	—	—
Class K
Distributions reinvested	431	6,211	140	2,193
Redemptions	(525)	(8,333)	—	—
Net increase (decrease)	(94)	(2,122)	140	2,193
Class R
Subscriptions	115,889	1,773,950	172,136	2,696,761
Distributions reinvested	40,435	577,422	15,237	237,242
Redemptions	(232,759)	(3,611,658)	(228,136)	(3,632,009)
Net decrease	(76,435)	(1,260,286)	(40,763)	(698,006)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017 (a)		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class T(i)
Distributions reinvested	151	2,165	60	931
Redemptions	(403)	(6,135)	(264)	(4,158)
Net decrease	(252)	(3,970)	(204)	(3,227)
Total net increase (decrease)	(11,787,264)	(187,394,570)	3,029,431	47,051,938

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Real Estate Equity Fund | Annual Report 2017

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Columbia Real Estate Equity Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2017	$15.37	0.22	0.56	0.78	(0.22)	(1.91)
12/31/2016	$15.30	0.22	0.54	0.76	(0.23)	(0.46)
12/31/2015	$15.95	0.21	0.42	0.63	(0.21)	(1.07)
12/31/2014	$12.98	0.20	3.54	3.74	(0.20)	(0.57)
12/31/2013	$14.35	0.16	(0.20)	(0.04)	(0.17)	(1.16)
Advisor Class(d)
12/31/2017	$15.65	0.29	0.55	0.84	(0.26)	(1.91)
12/31/2016	$15.56	0.30	0.52	0.82	(0.27)	(0.46)
12/31/2015	$16.20	0.31	0.36	0.67	(0.24)	(1.07)
12/31/2014	$13.18	0.25	3.57	3.82	(0.23)	(0.57)
12/31/2013	$14.56	0.25	(0.25)	0.00 (e)	(0.22)	(1.16)
Class C
12/31/2017	$15.37	0.11	0.56	0.67	(0.11)	(1.91)
12/31/2016	$15.30	0.11	0.53	0.64	(0.11)	(0.46)
12/31/2015	$15.95	0.09	0.42	0.51	(0.09)	(1.07)
12/31/2014	$12.98	0.09	3.54	3.63	(0.09)	(0.57)
12/31/2013	$14.34	0.04	(0.18)	(0.14)	(0.06)	(1.16)
Institutional Class(f)
12/31/2017	$15.40	0.25	0.57	0.82	(0.26)	(1.91)
12/31/2016	$15.33	0.26	0.54	0.80	(0.27)	(0.46)
12/31/2015	$15.98	0.24	0.43	0.67	(0.25)	(1.07)
12/31/2014	$13.00	0.24	3.54	3.78	(0.23)	(0.57)
12/31/2013	$14.37	0.19	(0.19)	0.00 (e)	(0.21)	(1.16)
Institutional 2 Class(g)
12/31/2017	$15.36	0.29	0.56	0.85	(0.29)	(1.91)
12/31/2016	$15.29	0.29	0.53	0.82	(0.29)	(0.46)
12/31/2015	$15.94	0.31	0.38	0.69	(0.27)	(1.07)
12/31/2014	$12.98	0.11	3.68	3.79	(0.26)	(0.57)
12/31/2013	$14.35	0.31	(0.29)	0.02	(0.23)	(1.16)
Institutional 3 Class(h)
12/31/2017 (i)	$15.97	0.28	0.10	0.38	(0.29)	(1.91)
Class K
12/31/2017	$15.42	0.25	0.56	0.81	(0.25)	(1.91)
12/31/2016	$15.34	0.25	0.54	0.79	(0.25)	(0.46)
12/31/2015	$15.99	0.23	0.42	0.65	(0.23)	(1.07)
12/31/2014	$13.02	0.22	3.54	3.76	(0.22)	(0.57)
12/31/2013	$14.38	0.19	(0.19)	0.00 (e)	(0.20)	(1.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Real Estate Equity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.13)	$14.02	5.07%	1.28%	1.28% (c)	1.41%	27%	$84,557
(0.69)	$15.37	4.99%	1.24%	1.24% (c)	1.43%	36%	$115,826
(1.28)	$15.30	4.32%	1.25%	1.25% (c)	1.33%	32%	$123,136
(0.77)	$15.95	29.08%	1.24%	1.24% (c)	1.38%	35%	$131,148
(1.33)	$12.98	(0.37%)	1.28%	1.28% (c)	1.07%	80%	$105,995

(2.17)	$14.32	5.37%	1.04%	1.04% (c)	1.85%	27%	$539
(0.73)	$15.65	5.28%	1.00%	1.00% (c)	1.86%	36%	$428
(1.31)	$15.56	4.56%	1.00%	1.00% (c)	1.98%	32%	$363
(0.80)	$16.20	29.31%	1.00%	0.99% (c)	1.71%	35%	$95
(1.38)	$13.18	(0.09%)	1.04%	1.04% (c)	1.74%	80%	$17

(2.02)	$14.02	4.28%	2.03%	2.03% (c)	0.68%	27%	$13,222
(0.57)	$15.37	4.21%	1.99%	1.99% (c)	0.68%	36%	$16,965
(1.16)	$15.30	3.53%	2.00%	2.00% (c)	0.56%	32%	$18,523
(0.66)	$15.95	28.13%	1.99%	1.99% (c)	0.62%	35%	$21,155
(1.22)	$12.98	(1.08%)	2.03%	2.03% (c)	0.30%	80%	$18,045

(2.17)	$14.05	5.32%	1.03%	1.03% (c)	1.60%	27%	$167,023
(0.73)	$15.40	5.23%	0.99%	0.99% (c)	1.68%	36%	$301,531
(1.32)	$15.33	4.57%	1.00%	1.00% (c)	1.56%	32%	$319,237
(0.80)	$15.98	29.43%	0.99%	0.99% (c)	1.63%	35%	$359,305
(1.37)	$13.00	(0.10%)	1.03%	1.03% (c)	1.26%	80%	$289,448

(2.20)	$14.01	5.48%	0.89%	0.89%	1.89%	27%	$8,368
(0.75)	$15.36	5.39%	0.85%	0.85%	1.86%	36%	$8,580
(1.34)	$15.29	4.74%	0.85%	0.85%	2.05%	32%	$7,102
(0.83)	$15.94	29.50%	0.85%	0.85%	0.82%	35%	$157
(1.39)	$12.98	0.09%	0.86%	0.86%	2.21%	80%	$1,739

(2.20)	$14.15	2.38%	0.84% (j)	0.84% (j)	2.13% (j)	27%	$66,446

(2.16)	$14.07	5.20%	1.14%	1.14%	1.61%	27%	$48
(0.71)	$15.42	5.18%	1.10%	1.10%	1.60%	36%	$54
(1.30)	$15.34	4.46%	1.10%	1.10%	1.48%	32%	$52
(0.79)	$15.99	29.17%	1.10%	1.10%	1.50%	35%	$58
(1.36)	$13.02	(0.10%)	1.10%	1.10%	1.26%	80%	$72
Columbia Real Estate Equity Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
12/31/2017	$15.36	0.19	0.56	0.75	(0.19)	(1.91)
12/31/2016	$15.29	0.19	0.53	0.72	(0.19)	(0.46)
12/31/2015	$15.94	0.17	0.42	0.59	(0.17)	(1.07)
12/31/2014	$12.97	0.17	3.53	3.70	(0.16)	(0.57)
12/31/2013	$14.34	0.13	(0.21)	(0.08)	(0.13)	(1.16)
Class T(k)
12/31/2017	$15.38	0.22	0.56	0.78	(0.22)	(1.91)
12/31/2016	$15.31	0.22	0.54	0.76	(0.23)	(0.46)
12/31/2015	$15.96	0.20	0.43	0.63	(0.21)	(1.07)
12/31/2014	$12.99	0.18	3.56	3.74	(0.20)	(0.57)
12/31/2013	$14.36	0.12	(0.16)	(0.04)	(0.17)	(1.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Rounds to zero.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Annualized.
(k)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Real Estate Equity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.10)	$14.01	4.81%	1.53%	1.53% (c)	1.22%	27%	$6,735
(0.65)	$15.36	4.73%	1.49%	1.49% (c)	1.21%	36%	$8,557
(1.24)	$15.29	4.06%	1.50%	1.50% (c)	1.09%	32%	$9,140
(0.73)	$15.94	28.78%	1.49%	1.49% (c)	1.15%	35%	$9,922
(1.29)	$12.97	(0.62%)	1.53%	1.53% (c)	0.87%	80%	$7,491

(2.13)	$14.03	5.07%	1.28%	1.28% (c)	1.41%	27%	$18
(0.69)	$15.38	4.98%	1.24%	1.24% (c)	1.43%	36%	$23
(1.28)	$15.31	4.32%	1.25%	1.25% (c)	1.29%	32%	$26
(0.77)	$15.96	29.06%	1.24%	1.24% (c)	1.22%	35%	$33
(1.33)	$12.99	(0.36%)	1.27%	1.27% (c)	0.79%	80%	$57
Columbia Real Estate Equity Fund | Annual Report 2017	21

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
22	Columbia Real Estate Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Real Estate Equity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Real Estate Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Real Estate Equity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.20
Class B	0.13 (a),(b)
Class C	0.21
Class I	0.00 (b),(c)
Institutional Class	0.21
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.21
Class T	0.20

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At December 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $6,470. The liability remaining at December 31, 2017 for non-recurring charges associated with the lease amounted to $3,489 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,261.
26	Columbia Real Estate Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended December 31, 2017, if any, are listed below:
Amount ($)
Class A	45,951
Class C	616
Columbia Real Estate Equity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class A	1.32%	1.32%
Advisor Class	1.07	1.07
Class C	2.07	2.07
Institutional Class	1.07	1.07
Institutional 2 Class	0.985	0.98
Institutional 3 Class	0.935	0.93
Class K	1.235	1.23
Class R	1.57	1.57
Class T	1.32	1.32
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(380)	380	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Real Estate Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,229,401	43,999,956	51,229,357	8,701,028	16,025,102	24,726,130
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	12,175,322	—	107,551,517
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
237,750,688	110,186,582	(2,635,065)	107,551,517
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	5,025,563	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $122,497,747 and $347,760,686, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Real Estate Equity Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Real estate sector risk
The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2017, two unaffiliated shareholders of record owned 35.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 24.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Real Estate Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Real Estate Equity Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Real Estate Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Real Estate Equity Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Real Estate Equity Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$57,927,612
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Real Estate Equity Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
34	Columbia Real Estate Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Real Estate Equity Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
36	Columbia Real Estate Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Real Estate Equity Fund | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Real Estate Equity Fund | Annual Report 2017

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Columbia Real Estate Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN212_12_H01_(02/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$27,800	$26,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$9,500	$5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$234,500	$231,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                          Columbia Funds Series Trust I

By (Signature and Title)                      /s/ Christopher O. Petersen

                                        Christopher O. Petersen, President and Principal Executive Officer

Date                                                      February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Christopher O. Petersen

                                        Christopher O. Petersen, President and Principal Executive Officer

Date                                                      February 20, 2018

By (Signature and Title)                      /s/ Michael G. Clarke

                                                             Michael G. Clarke, Treasurer and Chief Financial Officer

Date                                                      February 20, 2018